EXHIBIT 23.1.1

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LOPEZ, BLEVINS, BORK & ASSOCIATES, LLP *** CERTIFIED PUBLIC ACCOUNTANTS

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INDEPENDENT AUDITOR'S CONSENT

We hereby consent to the incorporation of our report dated May 20, 2005 in this Registration Statement on Form SB-2 of Global Electronic Recovery Corp.

We also consent to the references to us under the heading "Experts" in such Document.

October 21, 2005

/s/ Lopez, Blevins, Bork & Associates, LLP
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Lopez, Blevins, Bork & Associates, LLP

Houston, Texas

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2500 WILCREST DRIVE, STE 150 * HOUSTON, TEXAS 77042 * TEL: 713-877-9944 * FAX: 713-979-1735

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